Summary Prospectus

April 7, 2026

Sprott Funds Trust

Sprott Rare Earths Ex-China ETF (Nasdaq: REXC)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at https://www.sprottetfs.com. You can also get this information at no cost by calling (888) 622-1813, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated April 7, 2026, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus. Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at https://www.sprottetfs.com.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information — Sprott Rare Earths Ex-China ETF

Investment Objective

The Sprott Rare Earths Ex-China ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the total return performance of the Nasdaq Sprott Rare Earths Ex-China Index (the “Index”).

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund (“Shares”).

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%
Distribution and Service (12b-1) Fee	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

	1 Year	3 Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$66	$208

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. Because the Fund is newly organized, no portfolio turnover figures are available for the Fund.

Principal Investment Strategies of the Fund

The Fund will, under normal circumstances, invest at least 80% of its total assets in securities of the Index. The Index is designed to track the performance of companies that derive at least 50% of their revenue and/or assets from mining, exploration, development, separation, refining, or production of rare earth minerals (“Rare Earths Companies”). Among other criteria, China A Shares, China B shares, H-Shares, Red chips, S chips, N shares and P chips (“Chinese Securities”) are not permitted to be included in the Index. While the Fund will invest at least 80% of the value of its total assets in securities of the Index, it also has the policy to invest at least 80% of the value of its total assets in Rare Earths Companies. These investment policies may be changed without shareholder approval, upon 60 days’ notice to shareholders.

1	Sprott Rare Earths Ex-China ETF Summary Prospectus

Rare earths are industrial metals that are typically mined as by-products or secondary metals in operations focused on precious metals and base metals. Compared to base metals, they have more specialized uses. Rare earths metals (or rare earths elements) are a collection of chemical elements that are crucial to many of the world’s most advanced technologies.

Rare Earths Companies are identified for the Index through the use of a proprietary selection methodology that may include a review of industry publications, sell side research, and fundamental research, as well as meetings with management. Rare Earths Companies in this eligible universe are included in the Index subject to the following restrictions:

●	All securities must have a company level minimum free float market capitalization of $30 million to become components of the Index and must maintain a minimum free float market capitalization of $25 million to remain in the Index. New and existing Index constituents must have an Average Daily Traded Value of at least USD $20 thousand over the preceding 3-month period.

●	As of the date of inception and after each quarterly rebalance date, (i) the weighting of any individual company, by free float market capitalization, may not exceed 20% of the value of the Index, (ii) the aggregate weighting of all constituents over 5% of the value of the Index is capped at 49%, and (iii) the aggregate weighting of any security with assets and/or revenue greater than 25% but less than 50% tied to the rare earths industry is capped at 15% and the individual weighting of any of these securities is capped at 4.75%. At each step, the excess weight is redistributed pro-rata to each Index component that has not already reached a previous weighting cap. This is a free float adjusted market cap-weighted index. An intensity score is calculated for each company to determine the percentage of revenue or assets that is attributable to rare earths. Free float market capitalization is used to weight companies with an intensity score greater than 50%. Companies with an intensity score of 25% – 50% are given an adjusted market capitalization by multiplying the intensity score and its free float market capitalization, and the company’s weight in the Index is determined by its adjusted market capitalization.

●	If multiple share classes exist for a company, the following preference order is followed:

●	If the company is already included in the Index, the existing share class is retained.

●	In all other cases, the most liquid share class is considered for inclusion in the Index.

●	Chinese Securities are not permitted to be included in the Index.

The Index consists of securities of both U.S. and foreign issuers, including securities of issuers located in emerging and frontier market countries as defined by reference to the MSCI Country Classification Standards. Emerging markets are countries that are transitioning from the developing phase to the “developed” phase. Frontier markets are countries that are more established than the least developed countries but still less established than the emerging markets.

A significant portion of the Index consists of securities of United States, Australian, and Canadian issuers.

The Index is reconstituted and rebalanced on a semi-annual basis in June and December. Deletions from the Index may be made at any time due to changes in business, mergers, acquisitions, bankruptcies, suspensions, de-listings and spin-offs. The Index is unmanaged and cannot be invested in directly.

The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective. The Adviser and sub-adviser, ALPS Advisors, Inc. (the “Sub-Adviser”), generally will use a replication methodology, meaning they will invest in all of the securities comprising the Index in proportion to the weightings in the Index. However, the Adviser and Sub-Adviser may utilize a sampling methodology under various circumstances, including when it may not be possible or practicable to purchase all of the securities in the Index. The Adviser expects that over time, if the Fund has sufficient assets, the correlation between the Fund’s performance, before fees and expenses, and that of the Index will be 95% or better. A figure of 100% would indicate perfect correlation.

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The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than a diversified fund. The Fund may invest up to 20% of its assets in investments that are not included in the Index, but that the Adviser and Sub-Adviser believe will help the Fund track the performance of the Index.

The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent that the Index concentrates in an industry or group of industries. In addition, in replicating the Index, the Fund may from time to time invest a significant portion of its assets in the securities of companies in one or more sectors. It is expected that as of April 7, 2026, 95.9% of the Fund’s assets will be invested in the mining industry and rare earths minerals sector.

The index provider is Nasdaq, Inc. (the “Nasdaq”), which is not affiliated with the Fund, the Adviser or Sub-Adviser. Nasdaq and SAM LP co-developed the methodology for determining the securities to be included in the Index and Nasdaq is responsible for the ongoing maintenance of the Index. SAM LP will provide certain services in connection with the Index including identifying and providing Nasdaq with constituents eligible for inclusion and their respective classification in the Index.

The Fund may engage in securities lending.

Principal Risks of Investing in the Fund

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Rare Earths and Critical Materials Companies Risk. The Fund is sensitive to, and its performance depends to a greater extent on, the overall condition of rare earths and critical materials companies. Rare earths and critical materials are industrial metals that are typically mined as by-products or secondary metals in operations focused on precious metals and base metals. Compared to base metals, they have more specialized uses. Rare earths metals (or rare earths elements) are a collection of chemical elements that are crucial to many of the world’s most advanced technologies. Consequently, the demand for rare earths and critical materials has strained supply, which has the potential to result in a shortage of such materials which could adversely affect the companies in the Fund’s portfolio. Companies involved in the various activities that are related to the mining, production, recycling, mineral sands, processing and/or refining of rare earths and critical materials tend to be small-, medium- and micro-capitalization companies with volatile share prices, are highly dependent on the price of rare earths and critical materials, which may fluctuate substantially over short periods of time. The value of such companies may be significantly affected by events relating to international, national and local political and economic developments, energy conservation efforts, the success of exploration projects, commodity prices, tax and other government regulations, depletion of resources, and mandated expenditures for safety and pollution control devices. The mining, production, recycling, processing and/or refining of rare earths and critical metals can be capital intensive and, if companies involved in such activities are not managed well, the share prices of such companies could decline even as prices for the underlying rare earths and critical metals are rising. In addition, companies involved in the various activities that are related to the mining, production, recycling, processing and/or refining of rare earths and critical metals may be at risk for environmental damage claims.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of the Fund’s prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or

3	Sprott Rare Earths Ex-China ETF Summary Prospectus

are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to net asset value per share (“NAV”) and possibly face trading halts and/or delisting.

Commodity Risk. The Fund invests in companies that are susceptible to fluctuations in certain commodity markets and to price changes due to trade relations. Any negative changes in commodity markets that may be due to changes in supply and demand for commodities, market events, regulatory developments, other catastrophic events, or other factors that the Fund cannot control could have an adverse impact on those companies.

Common Stock Risk. Common stock holds the lowest priority in the capital structure of a company, and, therefore, takes the largest share of the company’s risk and its accompanying volatility. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Concentration Risk. The Fund seeks to track the Index, which itself is currently concentrated in the rare earths industry. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

Currency Risk. The Fund may invest its assets in securities denominated in non-U.S. currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of the Shares. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Cybersecurity and Disaster Recovery Risks. Information and technology systems relied upon by the Fund, the Adviser, the Fund’s other service providers (including, but not limited to, the Sub-Adviser, Fund Accountant, Custodian, Transfer Agent, Administrator and the Distributor (“Service Providers”)), market makers, Authorized Participants, financial intermediaries and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Adviser and the Fund’s other service providers have implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, the Adviser, Service Providers, market makers, Authorized Participants, financial intermediaries and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, impact the Fund’s ability to calculate its net asset value or impede trading.

Depositary Receipt Risk. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Index, may negatively affect the Fund’s ability to replicate the performance of the Index.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets Securities Risk. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the Adviser’s ability to evaluate local companies and impact the Fund’s performance. Investments in securities of issuers in emerging markets may also be exposed to risks related to a lack of liquidity, greater potential for market manipulation, issuers’ limited reliable access to capital, and foreign investment structures.

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Ex-China Investment Risk. The exclusion of Chinese Securities, as determined by the Index provider and defined above, in the Index and therefore the Fund, may cause the Fund to invest more heavily in stocks from other emerging markets. This may increase the Fund’s weighting in fewer markets. As a result, the Fund is more likely to be impacted by events or conditions affecting those markets. Moreover, the Index provider’s criteria may differ from other assessments as to what it means to be a Chinese Security. Additionally, while the Index does not include Chinese Securities, the Index, and therefore the Fund, may have significant exposure to countries that could be materially impacted by China.

Fluctuation of Net Asset Value Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for shares on The Nasdaq Stock Market LLC (the “Exchange”). The Adviser cannot predict whether the shares will trade below, at or above their NAV. The Fund’s market price may deviate from the value of its underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Fund shares bought or sold. this can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers, although limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Countries with emerging markets may present heightened risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events. Where all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day. In addition, please note that this in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Frontier Markets Risk. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed and traditional emerging markets. Economic, political, illiquidity and currency risks may be more pronounced with respect to investments in frontier markets than in emerging markets.

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Australia. Investments in Australian issuers may subject the Fund to economic risk specific to Australia. Among other things, there are legal, regulatory, political, currency and economic risk specific to Australia. The Australian economy is heavily dependent on relationships with certain key trading partners, including China, Japan and the United States. As a result, continued growth of the Australian economy is dependent on the growth of these economies.

Canada. Investments in Canadian issuers may subject the Fund to economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.

Index Performance Risk. There can be no guarantee or assurance that the methodology used to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index, or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

5	Sprott Rare Earths Ex-China ETF Summary Prospectus

In certain circumstances, it may not be possible or practicable to purchase all of the securities in the Index in the proportionate weightings, in which case the Fund may purchase a sample of the securities in the Index or use various other available investment techniques in seeking to replicate generally the performance of the Index as a whole. This is known as “representative sampling.” To the extent the Fund uses representative sampling, the Fund may not achieve the intended results.

The Index has significant exposure to non-U.S. companies in emerging and frontier markets. Limited availability and reliability of information, less uniformity in accounting, auditing and financial record-keeping standards in emerging and frontier markets countries increases potential for errors in index data, computation or construction, which could have a negative impact on the Fund’s performance. In addition, the Adviser has limited ability to oversee the index provider’s due diligence processes with respect to index data used in index computation, construction or rebalancing. Certain attributes of companies domiciled in foreign countries may present issues with respect to an investment company tracking equity securities issued by such companies including jurisdictions that subject such investments to withholding taxes.

Index Tracking Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cash flows or operational inefficiencies. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Liquidity Risk. It may be more difficult for the Fund to buy and sell significant amounts of some securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Sub-Adviser believes it is desirable to do so.

Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both domestic and global financial markets. Such events also may have an impact on the Fund and its investments, including the Fund’s ability to purchase or sell securities and potential elevated tracking error and increased premiums or discounts to the Fund’s NAV. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Micro-Capitalization Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

New Fund Risk. A new or smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the Fund will achieve an economically viable size. Further, an active trading market for shares of the Fund may not develop or be maintained.

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Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Operational Risk. The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund.

Passive Investment Risk. The Fund is not actively managed, and the Sub-Adviser generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Index, it is subject to the risk that the Sub-Adviser’s investment strategy may not produce the intended results.

Sector Focus Risk. The Fund may invest a significant portion of its assets in one or more sectors and thus will be more susceptible to the risks affecting those sectors.

Basic Materials Sector Risk. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Mining Sector Risk. The exploration and development of mineral deposits involve significant financial risks over a significant period of time, which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, mineral exploration companies typically operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an exploration company than for a more established counterpart.

Securities Lending Risk. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Trading Risk. Shares of the Fund may trade on the Exchange, above (premium) or below (discount) their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand and may deviate significantly from the value of the Fund’s holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask), which is known as the bid-ask spread. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

7	Sprott Rare Earths Ex-China ETF Summary Prospectus

Performance

Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Management

Adviser

Sprott Asset Management USA, Inc. is the investment adviser to the Fund.

Sub-Adviser

ALPS Advisors, Inc. (the “Sub-Adviser”) is the sub-adviser to the Fund.

Portfolio Managers

Ryan Mischker, Senior Vice President, Portfolio Management & Research and Charles Perkins, Associate Vice President, Portfolio Management & Research at the Sub-Adviser are responsible for the day-to-day management of the Fund. Both have served as portfolio managers for the Fund since inception in April 2026.

Purchase and Sale of Fund Shares

The Fund issues and redeems shares at NAV only in a large specified number of shares each called a “Creation Unit,” or multiples thereof, and only with “authorized participants” that have entered into contractual arrangements with ALPS Distributors, Inc., the Fund’s distributor (“Distributor”). A Creation Unit consists of 10,000 shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the Fund’s portfolio and/or cash.

Individual shares of the Fund may only be purchased and sold on the Exchange through brokers. Shares of the Fund are listed on the Exchange and because shares will trade at market prices rather than NAV, shares of the Fund may trade at a price greater than or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads can be viewed on the Fund’s website at www.sprottetfs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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